UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6189
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2009, the Compensation Committee (the “Committee”) met and made recommendations regarding compensation for certain of the Company’s executive officers. Such recommendations were approved by the Board of Directors in its meeting on May 5, 2009.

Given current industry conditions, management of the Company suggested, and the Committee and the Board agreed, that no adjustments to base salary, short-term incentive targets or long-term incentive targets would be made at this time for any of the Company’s officers.  In addition, the Company discontinued its broad-based profit sharing plan for the foreseeable future.

On May 5, 2009, the named executive officers were granted long-term incentive awards at a value equal to the individual’s long-term incentive target.  Fifty percent of such target value was awarded in the form of stock appreciation rights (“SARs”) and 50 percent was awarded in the form of restricted stock, each vesting ratably over a three-year term.  Such awards were made under the Rowan Companies, Inc. 2009 Incentive Plan (the “Plan”), which was approved by the Company’s stockholders on May 5, 2009, at the Company’s Annual Meeting of Stockholders (“Annual Meeting”).

 The table below shows the long-term incentive target value and awards made for each of the named executive officers:

Name	Title	Target Value	Restricted Stock(1)	SARs(2)
W. Matt Ralls	President & CEO	$3,000,000	89,874	156,249
David P. Russell	EVP, Drilling Operations	$1,300,000	38,946	67,707
Mark A. Keller	EVP, Business Development	$962,500	28,836	50,130
John L. Buvens	EVP, Legal	$747,300	22,389	38,922
William H. Wells	Vice President, Finance & CFO	$747,300	22,389	38,922

(1)
The number of shares of restricted stock granted was determined by the fair market value (defined in the Plan as the volume weighted average price of the Company’s common stock on the day of grant, or $17.39 per share), discounted by 4% to reflect the time-based restrictions on the stock.

(2)	The number of SARs granted was determined using a Black-Scholes valuation that provided a 55.23% value compared to fair market value on the date of grant.

The Plan was included as Appendix A to the Company’s proxy statement filed on March 23, 2009 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description
10.1	2009 Rowan Companies, Inc. Incentive Plan (incorporated by reference to the Appendix A Company’s Definitive Schedule 14A filed on March 23, 2009).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            ROWAN COMPANIES, INC.

                                                                            By:   /s/ William H. Wells
                                                                                     William H. Wells, Vice President - Finance and CFO
 (Principal Financial Officer)

Dated: May 11, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1	2009 Rowan Companies, Inc. Incentive Plan (incorporated by reference to the Appendix A Company’s Definitive Schedule 14A filed on March 23, 2009).